SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): June 20, 2002

                                 VERSAR, INC.
         (Exact Name of Registrant as Specified in its Charter)


         Delaware               1-9309               54-0852979
     (State or Other  (Commission File Number)  (IRS Employer
      Jurisdiction)                              Identification No.)

               6850 Versar Center, Springfield, Virginia 22151
                   (Address of Principal Executive Offices)

                                 (703) 750-3000
           (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On June 18, 2002, Versar, Inc. issued the press release attached hereto and made a part hereof.

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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                     VERSAR, INC.




Date: June 20, 2002                By   /S/ Lawrence W. Sinnott
                                     --------------------------
                                     Lawrence W. Sinnott
                                     Senior Vice President, Chief
                                     Financial Officer and Treasurer
                                     (Principal Financial Officer)


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                               ATTACHMENT


FOR IMMEDIATE RELEASE:                     Tuesday - June 18, 2002


                  VERSAR RAISES $1 MILLION IN A PRIVATE
                           PLACEMENT TRANSACTION

     Springfield, Virginia, June 18, 2002 - Versar, Inc. (AMEX:VSR) today announced it had sold 359,183 shares of its Common Stock at $2.78 per share to an institutional investor in a private placement. The Company also issued warrants to purchase 359,183 shares of Common Stock, one-half with an exercise price of $3.48 and the other half with an exercise price of $4.18.

     The securities sold in the private placement were not registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Company has agreed, however, to provide a shelf registration statement registering resale of the shares sold and the shares underlying the warrants with the Securities and Exchange Commission no later than September 15, 2002.

     The proceeds from the sale of the shares and warrants will be used to expand Versar's products and services in its National
Security and Homeland Defense initiative.

     Dr. Theodore Prociv, President and CEO of Versar, said, "We needed additional capital to increase our product lines and capabilities in the Homeland Defense business area. In this time of increased Homeland Defense Awareness, we see opportunities for Versar to help America through the recent Bio-terrorism law signed by President Bush. This is a strong vote of confidence in Versar and we will put the funds to good use immediately."

     Versar, Inc., headquartered in Springfield, VA, is a publicly held professional services firm supporting government and industry in homeland defense and counter-terrorism, environmental health and safety and infrastructure revitalization. Versar operates a number of Web sites, including the corporate Web sites, http://www.homelanddefense.com/, and http://www.geomet.com/; a B2B portal for homeland defense and counter-terrorism products and services, http://www.nbcprotect.com/; a permit support site for auxiliary power generators, http://www.permitmygenerator.com/; and a Web site for B2B support for architectural and engineering projects using a virtual workspace, at http://www.versarglobalsolutions.com/.

This press release contains forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described herein and in Versar's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended June 30, 2001.



Contact: James C. Dobbs (703) 642-6712   E-mail: dobbsjam@versar.com

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